Exhibit 99.1

Falcon’s Beyond Acquires Oceaneering Entertainment Systems (OES), Strengthening Position as a Global Leader in Advanced Ride and Show Systems

Acquisition Accelerates Growth of Falcon’s Attractions Division with Industry-Leading IP, Technology, Talent, Capabilities, and Facilities

Orlando, FL (May 15, 2025) — Falcon’s Beyond Global, Inc. (Nasdaq: FBYD) (“Falcon’s Beyond”, “Falcon’s” or the “Company”), a visionary leader in innovative and immersive storytelling announced today that Falcon’s has acquired Oceaneering Entertainment Systems (OES), a division of Oceaneering International Inc. (NYSE: OII) (“OII”).

In the transaction, Falcon’s purchased OES’s global portfolio of patented technologies, proprietary engineering and manufacturing processes. Falcon’s also assumed the lease for a 106,000+ square-foot facility to bolster Falcon’s research, development, testing, and integration services. In addition, Falcon’s has hired key members of OES’ highly experienced team. Falcon’s also has an option to acquire certain OES inventory exercisable on or before July 23, 2025. The transaction follows a letter of intent previously announced on November 19, 2024, with Falcon’s, rather than Infinite Acquisitions Partners LLC, making the purchase.

For more than 25 years, OES has been a trusted provider to the world’s top theme park developers and operators. OES’ trailblazing legacy includes the creation of complex and award-winning rides, show systems, equipment, and custom engineering solutions. OES has received 12 prestigious Thea Awards from the Themed Entertainment Association for its ride & show systems including The Amazing Adventures of Spider-Man® and Transformers: The Ride 3D™at Universal Orlando Resort, Justice League™: Battle for Metropolis at Six Flags, and the Shuttle Launch Experience® at the Kennedy Space Center. Falcon’s and OES have enjoyed a collaborative relationship for over two decades, deploying groundbreaking themed entertainment projects around the world.

“The powerful combination of Falcon’s innovation with OES’s technical and engineering expertise is a game changer,” said Cecil D. Magpuri, CEO and Co-Founder of Falcon’s Beyond. “OES has been behind some of the best attractions and experiences in the world. Together, we’re ushering in a new era for the global experience economy.”

The acquisition significantly enhances and accelerates the growth of Falcon’s Attractions as a vertically integrated global provider of advanced entertainment systems, technologies, custom engineering and advanced turn-key solutions. Strategically, this acquisition expands Falcon’s Attractions services, diversifies its client portfolio, expands market reach and provides new revenue streams. It is expected to be accretive to future earnings, support long-term growth objectives and enhance shareholder value. It also amplifies Falcon’s ability to serve its growing slate of destination developments and third-party clients with comprehensive next-generation attractions.

Going forward, Falcon’s will provide support for all legacy OES products, ensuring continuity with the same personnel and technology that was provided by OES as the original equipment manufacturer (OEM).

“Falcon’s Attractions has onboarded a deep bench of the top entertainment systems experts in the industry,” said Dave Mauck, President of Falcon’s Attractions (former Vice President and General Manager of OES). “I’ve worked with some of these team members for decades, and their collective experience is truly remarkable. As Falcon’s, we offer an unparalleled combination of creative, technical, and operational excellence that will revolutionize the experiential entertainment industry.”

This acquisition underscores Falcon's strategic vision to become the premier platform company in the experience economy — where storytelling, design, and technology converge to shape the next generation of consumer experiences worldwide.

To learn more about Falcon’s Attractions, visit falconsattractions.com.

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About Falcon’s Beyond

Falcon’s Beyond is a visionary innovator in immersive storytelling, sitting at the intersection of three potential high growth business opportunities: content, technology, and experiences. Falcon’s Beyond propels intellectual property (IP) activations concurrently across physical and digital experiences through three core business units:

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Falcon’s Creative Group (“FCG”) creates master plans, designs attractions and experiential entertainment, and produces content, interactives and software.
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Falcon’s Beyond Destinations (“FBD”) develops a diverse range of entertainment experiences using both Falcon’s Beyond owned and third party licensed intellectual property, spanning location-based entertainment, dining, and retail.
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Falcon’s Beyond Brands (“FBB”) endeavors to bring brands and intellectual property to life through animation, movies, licensing and merchandising, gaming as well as ride and technology sales.

Falcon’s Beyond also invents immersive rides, attractions and technologies for entertainment destinations around the world.

FALCON’S BEYOND and its related trademarks are owned by Falcon’s Beyond.

Falcon’s Beyond is headquartered in Orlando, Fla. Learn more at falconsbeyond.com.

Falcon’s Beyond may use its website as a distribution channel of material Company information. Financial and other important information regarding the Company is routinely accessed through and posted on our website at https://investors.falconsbeyond.com.

In addition, you may automatically receive email alerts and other information about Falcon’s when you enroll your email address by visiting the Email Alerts section at https://investors.falconsbeyond.com.

Cautionary Note Regarding Forward-Looking Statements

This press release contains statements that are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. When used in this press release, words such as “is”, “ushering”, “will,” “would”, “enhance”, “accelerate”, “expand”, “expected”, “amplifies”, “revolutionize”,

“ensuring”, “become” and similar expressions identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements are subject to risks and uncertainties that could cause actual results to differ from those expressed in or implied by the forward-looking statements, including (1) any failure to realize the anticipated benefits of the acquisition of OES, (2) risks related to legacy OES products and our ability to service such products, (3) the risk that the OES acquisition, integration of the OES personnel we hired, and efforts to grow Falcon’s Attractions disrupts our other operations, (4) our ability to grow current and future potential customer relationships, (5) our ability to sustain our growth, effectively manage our anticipated future growth, and implement our business strategies to achieve the results we anticipate, (6) our current liquidity resources raise substantial doubt about our ability to continue as a going concern, (7) impairments of our intangible assets and equity method investment in our joint ventures, (8) our ability to raise additional capital, (9) the closure of Katmandu Park DR and the repositioning and rebranding of our FBD business, (10) the success of our growth plans in FCG, (11) our customer concentration in FCG, (12) the risk that contractual restrictions relating to the Strategic Investment may affect our ability to access the public markets and expand our business, (13) the risks of doing business internationally, including in the Kingdom of Saudi Arabia, (14) our indebtedness, (15) our dependence on strategic relationships with local partners in order to offer and market our products and services in certain jurisdictions, (16) our reliance on our senior management and key employees, and our ability to hire, train, retain, and motivate qualified personnel, (17) cybersecurity-related risks, (18) our ability to protect our intellectual property, including the intellectual property purchased from OES, (19) our ability to remediate identified material weaknesses in our internal controls over financial reporting, (20) the concentration of share ownership and the significant influence of the Demerau Family and Cecil D. Magpuri, (21) the outcome of pending, threatened and future legal proceedings, (22) our continued compliance with Nasdaq continued listing standards, (23) risks related to our Up-C entity structure and the fact that we may be required to make substantial payments to certain unitholders under our Tax Receivable Agreement, and (24) the risks disclosed under the caption “Risk Factors” in the Company’s most recent Annual Report on Form 10-K, and the Company’s other filings with the Securities and Exchange Commission. The forward-looking statements herein speak only as of the date of this press release, and the Company undertakes no obligation to publicly update or revise any forward-looking statement as a result of new information, future events or otherwise, except as otherwise required by law.

Contacts:

Falcon’s Beyond
Media Relations:
Kathleen Prihoda, Falcon’s Beyond
kprihoda@falconsbeyond.com

Investor Relations:
ir@falconsbeyond.com